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                                                                  EXHIBIT 23.2

                                  [LETTERHEAD]



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 2 to Form S-3 Registration Statement (Registration No. 333-49179), of our reports dated February 2, 1998, included (or incorporated by reference) in Hilton Hotels Corporation's Form 10-K for the year ended December 31, 1997.


                                       /s/ ARTHUR ANDERSEN LLP
                                      --------------------------------
                                           ARTHUR ANDERSEN LLP


Los Angeles, California
April 24, 1998